SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                            THE GOLDFIELD CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                                                               Preliminary Copy

                            The Goldfield Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON ______, 2001

To Our Stockholders:

Notice is hereby given that the Annual Meeting of the Stockholders of The Goldfield Corporation has been called and will be held at [________________], on [________], 2001 at 9:00 a.m. for the following purposes:

1. To consider and act upon a proposal to adopt an amendment to the Restated Certificate of Incorporation of the Company to eliminate cumulative voting in the election of directors.

2.   To elect six directors to the Company's Board of Directors.

3. To ratify the appointment of KPMG LLP as independent accountants for the fiscal year ending December 31, 2001.

4. To vote on the stockholder proposal set forth on page ____ of the accompanying proxy statement.

5. To transact such other business as may lawfully come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on [_________], 2001 will be entitled to vote at the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                      By Order of the Board of Directors

                                      Dwight W. Severs
                                      Secretary

Melbourne, Florida

[_________], 2001

If you are unable to attend the meeting in person, you are requested by the Board of Directors of the Company to date, sign, and return the enclosed proxy in the enclosed envelope. No postage is necessary if mailed in the United States. In the event you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                            The Goldfield Corporation
                           Suite 500, 100 Rialto Place
                            Melbourne, Florida 32901
                                 (321) 724-1700

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                    [ ], 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goldfield Corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company to be held on [ ], 2001 at 9:00 a.m. and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice and in this proxy statement. This proxy statement and the accompanying annual report are being mailed to stockholders on [_________], 2001.

          RECORD DATE, STOCKHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE

     Only holders of record of outstanding shares of the Company at the close of business on [_________], 2001 will be entitled to vote at the Annual Meeting of Stockholders on [ ], 2001. As of [ ], 2001 the Company had outstanding [ ] shares of common stock, par value $.10 per share (the "Common Stock"), and [ ] shares of Series A 7% Voting Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"). The holders of the Common Stock and the Series A Preferred Stock will vote together as a class; in addition, with respect to the proposal to amend the Restated Certificate of Incorporation to eliminate cumulative voting, the holders of the Series A Preferred Stock will also vote separately as a class. Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one vote on each matter to be voted upon at the meeting other than the election of directors.

     Approval of the proposal of the Board of Directors to amend the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors requires the affirmative vote of (1) the majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting, voting together as a class and (2) two-thirds of the outstanding shares of Series A Preferred Stock entitled to vote at the Annual Meeting, voting separately as a class. The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the six directorships to be filled at the Annual Meeting will be filled by the six nominees receiving the six highest number of votes. Approval of the proposal ratifying the selection of KPMG LLP as independent auditors and approval of the stockholder proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

                 SOLICITATION, VOTING AND REVOCATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. For a description of the expenses incurred by the Company in connection with this solicitation, see "Additional Information" below.

     You are requested to sign, date and return the enclosed proxy in the postage-paid envelope provided. If the proxy is signed with a voting direction indicated, the proxy will be voted according to the direction given. If no direction is given with respect to a proposal, the proxy will be voted as follows with respect to any such proposal:

     (1) FOR the proposal relating to the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors;

     (2)  FOR the election of the nominees for directors named herein;

     (3) FOR the ratification of the appointment of KPMG LLP as independent certified public accountants for the year 2001; and

     (4)  AGAINST the stockholder proposal.

     Abstentions will be counted to determine the presence of a quorum. Abstentions will not affect the outcome of the election of directors; however, with respect to each other proposal an abstention will have the same effect as a vote against that proposal. Shares represented by "broker non-votes" will also be counted for purposes of determining a quorum. Broker non-votes occur when nominees, such as brokers who hold shares on behalf of beneficial owners, do not receive timely voting instructions from beneficial owners. Brokers have the authority to vote on certain matters, such as the election of directors and the approval of auditors, without voting instructions from beneficial owners. Brokers do not have the discretion, however, to vote on the proposal relating to the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting or the stockholder proposal. Broker non-votes will have no effect on the election of directors or the stockholder proposal or the ratification of the appointment of KPMG LLP as independent certified public accountants; however, with respect to the proposal relating to the amendment to the Restated Certificate of Incorporation, a broker non-vote will have the same effect as a vote against the proposal.

If Proposal 1 to Amend the Restated Certificate of Incorporation to Eliminate Cumulative Voting Is Adopted

     If the stockholders adopt Proposal 1 to eliminate cumulative voting in the election of directors, you will have one vote per share for each nominee for director and there will be no cumulative voting for directors at the meeting. In the absence of cumulative voting, any authorization or any direction to any proxyholder to cast more than one vote per share in favor of any nominee will be ineffective. Please note that if there is no cumulative voting and you have attempted to allocate votes among fewer than all of the nominees, but you have not written in the space provided on the proxy card the name of any nominee from whom you would like your vote withheld, one vote will be cast for each of the nominees.

     If the proposal to amend the Restated Certificate of Incorporation to eliminate cumulative voting is adopted by the stockholders, the amendment to the Restated Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. This filing would be made during a recess of the Annual Meeting or upon an adjournment, if one is necessary to tally the voting results.

If Proposal 1 to Amend the Restated Certificate of Incorporation to Eliminate Cumulative Voting Is NOT Adopted

     If the stockholders do NOT adopt Proposal 1 to eliminate cumulative voting in the election of directors, cumulative voting will be available. Under cumulative voting, you can cast a number of votes equal to the number of shares held as of the record date multiplied by the total number of directors to be elected. You may allocate votes to one or more nominees for director.

     If cumulative voting is available, the following process will be followed. Where a vote FOR the nominees for the Board of Directors is marked or no direction is given with respect to the Election of Directors on your proxy card, unless contrary instructions are given, the proxyholders will have discretionary authority to cumulate all votes to which you are entitled and allocate them in favor of any one or more of such nominees, as the proxyholder may determine. Proxyholders intend to allocate such votes in order to elect as many nominees to the Board of Directors as believed possible under the then prevailing circumstances. If you desire to cumulate your votes, the accompanying proxy card should be marked to indicate clearly that you intend to exercise the right to cumulate votes and should specify how the votes are to be allocated among nominees for directors. For example, you may write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxyholders not to vote for one or more nominees by writing the name(s) of such nominee or nominees in the space provided on the proxy card. Unless contrary instructions are given on the proxy card, if you withhold authority to vote for one or more nominees, all of your cumulative votes will be distributed among the remaining nominees at the discretion of the proxyholder.

Revocation of Proxy

     You may revoke the proxy at any time prior to its exercise by duly executing and returning a later dated proxy or by filing a written revocation bearing a later date with the Secretary of the Company. The proxy will be revoked if you attend the meeting and vote in person.

                                    Item 1.
             PROPOSAL 1 -- AMENDMENT TO THE RESTATED CERTIFICATE OF
                  INCORPORATION TO ELIMINATE CUMULATIVE VOTING

     THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE PROPOSAL.

     On [___________], the Board of Directors approved an amendment to Article Four of the Company's Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors.

     The Company's Restated Certificate of Incorporation gives stockholders the ability to cumulate votes in each election of directors. Under cumulative voting, each stockholder can cast a number of votes equal to the number of shares held as of the applicable record date multiplied by the total number of directors to be elected. Votes may be allocated to one or more nominees for director. Therefore, stockholders with a minority percentage of the outstanding shares, by cumulating votes, may be able to elect one or more directors.

     The Board of Directors proposes that the Restated Certificate of Incorporation be amended so that directors will be elected by plurality vote as set forth in the Delaware General Corporation Law. The Board's decision reflects the fact that cumulative voting has fallen out of favor; today only about 10.7% of S&P SmallCap companies use cumulative voting. If voting is by plurality, each stockholder will be entitled to one vote per share for each nominee for director. The Board of Directors believes that this method is the fairest and the most likely to produce a Board that effectively represents the interests of all of the Company's stockholders and not a particular interest group.

Reasons for Eliminating Cumulative Voting

     The Board of Directors believes that it is in the best interest of the Company and its stockholders to amend the Restated Certificate of Incorporation to eliminate cumulative voting. The Board of Directors believes that cumulative voting threatens to undermine effective Board functioning in several respects. First, it is the duty of the Board to represent all of the stockholders. To do so, each director must feel a responsibility toward all the stockholders, without any special loyalty to any one group. With cumulative voting, one or more directors might be principally concerned about representing and acting in the interests of special groups of stockholders rather than in the interests of all stockholders. Also, cumulative voting may result in a corporation or group seeking to gain control of the Company, or a faction acting for its own purposes rather than in the best interests of stockholders, gaining representation on the Board. Second, cumulative voting may result in partisanship among members of the Board that could impair their ability to work together. We believe eliminating cumulative voting will protect the Company from unsolicited takeover proposals or other attempts by minority stockholders to disrupt the operation of the Board of Directors for personal advantage.

     In order to eliminate the factionalism promoted by cumulative voting, the modern trend has favored plurality control over cumulative voting. The State of California, considered to be one of the most protective states of stockholder interests, amended its laws in 1989 to facilitate the repeal of cumulative voting by corporations. In supporting the change, the Committee on Corporations of the Business Law Section of the State Bar of California concluded:

         "While a healthy diversity of opinion and experience, as represented by independent directors, is desirable, factionalism is not appropriate in the board's essential executive function. The principal objective of a business enterprise should be profit and gain for its stockholders, not political accommodation of competing interests...Practical experience has shown that effective management of a corporation requires candor and consensus in the Boardroom, not rancor and contention."

Possible Effects of Eliminating Cumulative Voting

     The elimination of cumulative voting will enable the holders of a majority of the shares entitled to vote in an election of directors to elect all of the directors being elected at that time, and make it more difficult for minority stockholders to elect a director. In addition, elimination of cumulative voting might, under certain circumstances, render more difficult, or discourage, a merger or tender offer that is not approved by the Board of Directors or a proxy contest.

     IF ADOPTED, THE AMENDMENT WOULD APPLY AT THIS ANNUAL MEETING TO THE ELECTION OF DIRECTORS AND CUMULATIVE VOTING WOULD NOT BE AVAILABLE.

     The affirmative vote of (1) a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock voting together as a class and (2) two-thirds of the outstanding shares of the Company's Series A Preferred Stock voting separately as a class is required to approve the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting. Please note that any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

     The Board of Directors recommends a vote FOR the adoption of the amendment to the Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors.

                                    Item 2.
                       PROPOSAL 2 -- ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting, to serve for a term of one year or until their successors are elected and qualified.

     If Proposal 1 to amend the Restated Certificate of Incorporation to eliminate cumulative voting is adopted, you will have one vote per share for each nominee for director and there will be no cumulative voting for directors at the meeting. If Proposal 1 is NOT adopted, cumulative voting will be available. See "Solicitation, Voting and Revocation of Proxies" above.

Information About Nominees

     Reference is made to the information set forth below under "Ownership of Voting Securities by Certain Beneficial Owners and Management" as to the stock ownership of the nominees. The following table sets forth with respect to each nominee, his address, the office presently held by him with the Company or his principal occupation if not employed by the Company, the year in which he first became a director of the Company and his age.



                                        Principal Occupation                                   Director
Name and Business Address               For the Last Five Years                                Since        Age (1)
-------------------------               -----------------------                                -----        -------
Harvey C. Eads, Jr.                     City Manager of Coral Gables, Florida since May 1988.  1999         55
Office of the City Manager
City of Coral Gables
405 Biltmore Way
Coral Gables, FL  33134

John P. Fazzini                         Real Estate Developer; President of Bountiful Lands,   1984         56
Bountiful Lands, Inc.                   Inc. (real estate development corporation) since
101 East Stuart Avenue                  1980.
Lake Wales, FL  33853

Danforth E. Leitner                     Real Estate Broker; Real Estate Appraiser; President   1985         60
The Leitner Company                     of the Leitner Company (real estate brokerage and
528 North Main Street                   appraisal corporation) since 1984.
Hendersonville, NC  28792

Al Marino                               Architectural Designer; President of A.M. Marino       --           43
A.M. Marino Design, Inc.                Design, Inc. (architectural design firm) since 1986
1483 Main Street                        (Mr. Marino is the son of Anthony J. Ford who owns
Weymouth, MA  02190                     2,065,300 shares of the Company's Common Stock).

Dwight W. Severs                        City Attorney for City of Titusville, Florida since    1998         57
Titusville City Attorney                January 1999; Principal for the firm of Dwight W.
555 South Washington Avenue             Severs & Associates, P.A. since March 1998; a member
Titusville, FL  32796                   of the law firm of Severs, Stadler & Harris, P.A.
                                        between January 1995 and March 1998.

John H. Sottile                         Chairman of the Board of Directors of the Company      1983         53
The Goldfield Corporation               since May 1998; President of the Company since 1983
100 Rialto Place, Suite 500             and Chief Executive Officer of the Company since
Melbourne, FL  32901                    1985.

---------------------
(1)  As of December 31, 2000.

     If any of the foregoing nominees should withdraw or otherwise become unavailable, which the Board of Directors does not presently anticipate, it is intended that proxies will be cast for such person or persons as the Board of Directors may designate in place of such nominee or nominees.

     Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or on any Board committee. Each non-employee director receives an aggregate annual fee of $15,000, with $1,250 paid each month, and an additional $500 paid for each Board meeting attended in person.

                        PARTICIPANTS IN THE SOLICITATION

     Under applicable regulations of the Securities and Exchange Commission (the "SEC"), each of the directors and nominees of the Company is deemed to be a "participant" in the Company's solicitation of proxies. The following sections set forth certain additional information regarding the Company's nominees and directors.

Transactions in the Company's Securities in the Last Two Years

     No director or nominee sold any Company securities during the past two years. The following table sets forth all purchases made by these persons.


              Name                     Number of Shares Purchased                        Date
              ----                     -------------------------                         ----
Harvey C. Eads                                   1,000                         December 17, 1999
John P. Fazzini                                  6,000                         March 29, 2001
Danforth E. Leitner                             20,000                         March 22, 2001
Al Marino                                        1,000                         April 4, 2001
Dwight W. Severs                                 9,700                         December 28, 2000
                                                10,300                         December 27, 2000
                                                15,200                         December 26, 2000
                                                 4,800                         December 22, 2000
John H. Sottile                                250,000                         March 26, 2001 (1)
                                                63,300                         December 29, 1999
                                                14,600                         December 28, 1999
                                                 3,900                         December 27, 1999
                                                16,600                         December 23, 1999
                                                29,500                         December 22, 1999
                                                 4,900                         December 21, 1999
                                                 5,200                         December 17, 1999
                                                 2,200                         December 16, 1999
                                                 3,700                         December 15, 1999
                                                 2,000                         December 14, 1999
                                                   200                         December 13, 1999
                                                 2,600                         December 10, 1999
                                                 3,100                         December 9, 1999
                                                 5,900                         December 8, 1999
                                                   200                         December 2, 1999
                                                 3,200                         December 1, 1999
                                                 4,100                         November 22,1999
                                                 2,600                         November 18,1999
                                                16,200                         November 17,1999
                                                 7,000                         November 16,1999
                                                   300                         November 15,1999
                                                 5,000                         November 9,1999
                                                 2,400                         November 8,1999
                                                13,500                         November 5,1999
                                                 1,300                         November 4,1999
                                                13,800                         November 2,1999

--------------------------------
(1) Option exercise.

Additional Information

     Except as disclosed elsewhere in this Proxy Statement, to the knowledge of the Company none of the Company's directors and nominees: (i) owns of record any securities of the Company that are not beneficially owned by them; (ii) is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to the securities of the Company, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (iii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; (iv) beneficially owns any securities of any parent or subsidiary of the Company; or (v) borrowed any funds to purchase any securities set forth under "Participants in the Solicitation." Except as disclosed elsewhere in this Proxy Statement, to the knowledge of the Company none of the Company's directors or nominees nor any of their associates has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since January 1, 2000 or any currently proposed transaction, or series of similar transactions, to which the Company or its affiliates was or is to be a party and in which the amount involved exceeds $60,000.

     The Board of Directors unanimously recommends a vote FOR the re-election of John H. Sottile, John P. Fazzini, Danforth E. Leitner, Dwight W. Severs and Harvey C. Eads, Jr. and the election of Al Marino.

                    OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of [__________,] 2001, certain stock ownership information regarding all stockholders known by the Company to be the beneficial owners of 5% or more of the outstanding shares of Common Stock and Series A Preferred Stock of the Company and executive officers and directors of the Company.


                                        Amount Beneficially Owned (1)
                                                  Common                        Percent of Class (2)
                                               Obtainable Upon                  --------------------       Percent
                                  Common        Conversion of       Series A     Common     Series A      of Voting
Beneficial Owners                    (3)        Preferred (4)      Preferred        (1)     Preferred  Securities (5)
-----------------              -----------      -------------      ---------   ----------   ---------  --------------
(a)  Holders of more than 5%
     (other than directors):

Anthony J. Ford (6)
33 Van Ripper Street
Staten Island, NY  10302         2,065,300                                         7.53%                     7.53%

Suzanne S. Guanci
1130 Placetas Avenue
Coral Gables, FL  33146                                33,043          28,860                  8.50%         0.12%

Linda Lonergan
1202 Pawnee Terrace
Indian Harbor Beach,
Florida  32937                                        103,044          90,000                 26.52%         0.37%

Mary H. Leitner
2344 Brookside Drive
Indialantic, FL  32903              49,130             21,188          18,506      0.18%       5.45%         0.26%

(b)  Directors and  Executive
     officers:

Harvey C. Eads, Jr.                  1,000
John P. Fazzini                      6,100                                         0.02%                     0.02%
Patrick S. Freeman                 113,533                                         0.42%                     0.42%
Robert L. Jones                    208,333                                         0.76%                     0.76%
Danforth E. Leitner                 20,600                                         0.08%                     0.08%
Al Marino (7)                        1,000
Dwight W. Severs                    42,000                                         0.15%                     0.15%
John H. Sottile (8)                913,288            225,360         196,833      3.33%      57.99%         4.12%
Stephen R. Wherry                   93,333                                         0.34%                     0.34%

(c)  All Officers and
     Directors as a group
     (9 in number):              1,399,187            225,360         196,833      5.09%      57.99%         5.88%

--------------

(1) Includes holdings of spouses, minor children, relatives and spouses of relatives living in the same household, even if beneficial ownership is disclaimed.

(2) All percentages have been determined as of [______], 2001 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after [______], 2001.

(3) Excludes shares of Common Stock obtainable upon conversion of Series A Preferred Stock.

(4)  Each  share of  Series A  Preferred  Stock is  currently  convertible  into
     1.144929 shares of Common Stock.

(5) In accordance with the rules of the SEC, the percentage shown in this column opposite the name of each person or group has been computed assuming the conversion of any Series A Preferred Stock and the exercise of any options held by such person or group and that no conversions or exercises by others have occurred.

(6) Information as to shares beneficially owned by Mr. Ford is based on information provided by Mr. Ford to the Company.

(7) Does not include 2,065,300 shares of the Company's Common Stock owned by Mr. Marino's father, Anthony J. Ford, as to which Mr. Marino disclaims beneficial ownership.

(8) Includes 140,400 shares of Common Stock owned by Mr. Sottile's wife, Ann Sottile, and 27,451 shares of Common Stock owned by Mr. Sottile's son, John Nicholas Sottile. Does not include 118,860 shares of the Company's Series A Preferred Stock, convertible into 136,087 shares of Common Stock, owned by Mr. Sottile's sisters, Suzanne S. Guanci and Linda Lonergan, as to which Mr. Sottile disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock of the Company. Copies of all such reports filed with the SEC are required to be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation for the Company's Chief Executive Officer and executive officers, including two executive officers of subsidiaries, whose compensation exceeded $100,000 during the years ended December 31, 2000, 1999 and 1998. The information provided under the heading "Executive Compensation" is that required by "small business issuers" as defined by the rules of the SEC.

                           Summary Compensation Table

                                                                                                      Long-term
                                                                                                    Compensation
                                                         Annual Compensation                           Awards
                                                                                    All Other       Stock Options
                 Name and                               Salary        Bonus       Compensation       (in shares)
            Principal Position               Year      ($) (1)       ($) (1)         ($) (2)             (3)
            ------------------               ----      -------       -------         -------             ---
John H. Sottile                               2000      380,333         --            245,100            --
     Chairman, President and                  1999      369,556         --              4,800          375,000
     Chief Executive Officer                  1998      361,252         --              4,800            --
Patrick S.  Freeman                           2000      112,500        8,758           95,100            --
     President of mining                      1999      112,500       18,000            3,375          125,000
     subsidiaries                             1998(4)   116,827         --              3,505            --
Robert L.  Jones                              2000      105,000      189,089           95,100            --
     President of electrical                  1999      105,000      266,042            4,800          125,000
     construction subsidiary                  1998      104,827      110,000            4,800            --
Stephen R. Wherry                             2000      118,229       65,000           95,100            --
     Vice President, Treasurer                1999      108,750       24,000            3,787          125,000
     and Chief Financial Officer              1998      100,250       17,500            3,008            --

--------------
(1) Amounts reported represent compensation earned for the year, some of which may have been paid in a subsequent year.

(2) All other compensation for 2000 is composed of (a) payments related to the termination of the Company's Employee Benefit Agreements ($240,000 for Mr. Sottile; $90,000 for Mr. Freeman; $90,000 for Mr. Jones; $90,000 for Mr. Wherry) and (b) Company contributions to the Company's Cash Deferred Profit Sharing Plan ($5,100 each for Messrs. Sottile, Freeman, Jones and Wherry). Amounts for 1999 and 1998 include Company contributions to the Company's Cash Deferred Profit-Sharing Plan.

(3) All stock option awards were made pursuant to The Goldfield Corporation 1998 Executive Long-term Incentive Plan.

(4) Mr. Freeman's 1998 annual salary included 27 bi-weekly pay periods, while each of his 2000 and 1999 annual salaries included 26 such periods.

     The persons named in the foregoing table, together with Dwight W. Severs, Secretary of the Company, are all of the executive officers of the Company. Information concerning the executive officers (other than Messrs. Freeman and Jones) is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. Mr. Freeman, 54, has been President of the Company's mining subsidiaries since 1988. Mr. Jones, 53, has been President of the Company's electrical construction subsidiary since September 1995. John Sottile, 53, has been Chairman of the Board of Directors and Chairman of the Board of the Company's subsidiaries since May 1998.

               OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUE

     The following table shows the number and value of stock options (exercised and unexercised) held by the named executive officers in 2000. Value is calculated using the difference between the option exercise price ($0.21875) and the 2000 year-end stock price ($0.4375) multiplied by the number of shares underlying the options.


                                                        Number of Securities               Value of Unexercised
                          Shares                       Underlying Unexercised              In-the-money Options
                         Acquired                     Options at End of 2000(1)               at End of 2000
                            on          Value       ------------------------------      -----------------------------
Name                     Exercise     Realized      Exercisable      Unexercisable      Exercisable     Unexercisable
----                     --------     --------      -----------      -------------      -----------     --------------
                           (#)           ($)            (#)               (#)              ($)              ($)
John H. Sottile             --           --            125,000           250,000           27,344           54,688
Robert L. Jones             --           --             41,667            83,333            9,115           18,229
Patrick S. Freeman          --           --             41,667            83,333            9,115           18,229
Stephen R. Wherry           --           --             41,667            83,333            9,115           18,229

-------------
(1) In March 2001, each optionee exercised all options listed above that were exercisable at the end of 2000. Also, each optionee exercised additional options that became exercisable on March 9, 2001 in the following amounts:
     Mr. Sottile - 125,000; Messrs. Jones, Freeman and Wherry - 41,666.

     On January 15, 1985, the Company entered into an employment agreement with John H. Sottile. This agreement, as amended on February 25, 1986, September 23, 1988, February 27, 1990, January 29, 1992, September 15, 1995 and September 20, 1999, expires on December 31, 2009 and provides for continuous employment until December 31, 2009. This contract currently entitles Mr. Sottile to a salary of $330,333, which salary may be increased as a result of future annual increases in the Consumer Price Index. If his employment by the Company is terminated (which will be deemed to have occurred if he is relocated), Mr. Sottile is entitled to receive, within ten days of notice of termination, an amount equal to the full cash salary that he would have received in the absence of such termination from the date of termination through December 31, 2009. In the event of his permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter. In addition, on January 11, 1986, a subsidiary of the Company entered into an employment agreement with Mr. Sottile. Such agreement, as amended on September 13, 1988, January 29, 1992, September 11, 1995 and September 20, 1999, provides for continuous employment until December 31, 2009 and thereafter from year to year until terminated and entitles him to be paid $50,000 per year. If his employment by the subsidiary is terminated without cause (which will be deemed to have occurred if he is relocated), he is entitled to receive an amount equal to his full cash salary from the date of such termination through December 31, 2009. In the event of permanent disability or death, he or his estate will be entitled to his salary for one year.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors met four times. The Board of Directors has, among others, the following committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

     The Audit Committee, which monitors the activities of the Company's independent accountants and its accounting department and reports on such activities to the full Board of Directors, consists of Harvey C. Eads, Dwight W. Severs, Danforth E. Leitner and John P. Fazzini. During 2000, the Audit Committee held three meetings.

     The Compensation Committee reviews the compensation of the executive officers of the Company and makes recommendations to the Board of Directors regarding such compensation. The members of the Compensation Committee are Dwight W. Severs and John P. Fazzini. The Compensation Committee held one meeting during 2000.

     The Nominating Committee recommends qualified candidates for election to the Board of Directors of the Company, including the slate of directors which the Board of Directors proposes for election by stockholders at the Annual Meeting. The Nominating Committee consists of John H. Sottile, John P. Fazzini and Danforth E. Leitner. During 2000, the Nominating Committee held one meeting.

     The Nominating Committee is not precluded from considering written recommendations for nominees from stockholders. Such recommendations for the 2002 election of directors, together with a description of the proposed nominee's qualifications and other relevant biographical information, should be sent to the Secretary of the Company prior to [________], 2001.

     The Stock Option Committee administers The Goldfield Corporation 1998 Executive Long-term Incentive Plan (the "Plan"). The Stock Option Committee has complete discretion in determining the number of shares subject to options granted to an employee eligible under the Plan and in determining the terms and conditions pertaining to such options, consistent with the provisions of the Plan. The Stock Option Committee consists of John P. Fazzini, Dwight W. Severs and Danforth E. Leitner. During 2000, the Stock Option Committee held one meeting.

     During 2000, no incumbent director attended fewer than 100% of the total number of meetings of the Board of Directors and all committees of the Board that he was eligible to attend.

                                    Item 3.
            PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of KPMG LLP as its independent certified public accountants for the year ending December 31, 2001, subject to the appointment being ratified by the Company's stockholders. KPMG LLP (including a predecessor firm, W. O. Daley & Company) has been serving the Company and its subsidiaries for the past 38 years.

     A representative of KPMG LLP is expected to be present at this year's Annual Meeting of Stockholders, at which time he will be given an opportunity to make a statement and is expected to be available to respond to appropriate questions. The appointment of KPMG LLP was made upon the recommendation of the Audit Committee. If the stockholders do not ratify the selection of KPMG LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors of the Company.

     The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as independent certified public accountants of the Company.

                   AUDIT COMMITTEE REPORT AND FEE INFORMATION

Audit Committee Report

     The Board of Directors appoints an audit committee each year to review the Company's financial matters. Each member of the Company's audit committee meets the independence requirements set by the American Stock Exchange. The audit committee members reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. The committee also discussed all the matters required to be discussed by Statement of Auditing Standard No. 61 with the company's independent auditors, KPMG LLP. The audit committee received a written disclosure and letter from KPMG LLP as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. Based on its review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to stockholders and that the Form 10-K be filed with the Securities and Exchange Commission.

     The Board of Directors has adopted a written charter to govern the audit committee. A copy of the Company's audit committee charter has been included as Exhibit A to this proxy statement.

HARVEY C. EADS, JR.
DWIGHT W. SEVERS
DANFORTH E. LEITNER
JOHN P. FAZZINI

Audit Fees

     The aggregate fees billed for professional services by KPMG LLP rendered for the audit of the company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Forms 10-Q for the year 2000 are $40,500.

Financial Information System Design and Implementation Fees

     No fees were billed by KPMG LLP for information technology services rendered during the fiscal year ended December 31, 2000.

All Other Fees

     No fees were billed by KPMG LLP for services other than as disclosed above for the fiscal year ended December 31, 2000.

                                    Item 4.
                        PROPOSAL 4- STOCKHOLDER PROPOSAL

     A stockholder has indicated that a proposal will be presented at the Annual Meeting asking stockholders to approve a resolution urging the Board of Directors to seek stockholder approval for all future executive officer severance pay agreements. THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY OR ITS STOCKHOLDERS AND RECOMMENDS A VOTE AGAINST THE PROPOSAL.

     The Board of Directors believes that the Company must maintain its ability to enter into severance pay agreements with its executive officers in order to act in the best interest of the Company and to maximize stockholder value. Severance pay agreements, some types of which are contingent upon a change of control of a company, are commonly given by companies to their executive officers as part of executive compensation. A majority of Fortune 500 companies have some form of such agreements in place.

     It is impractical and inadvisable to impose a stockholder approval procedure for all executive employment contracts having any severance pay provisions, which are commonplace. As a matter of good corporate governance, the Company for many years has placed the responsibility for determining executive compensation with an independent committee of the Board of Directors. This committee is composed of non-employee directors, each of whom has a fiduciary duty to make these compensation decisions in the best interest of the Company and its stockholders.

     Requiring stockholder approval of executive severance pay agreements would hamper the Company's flexibility to act promptly and decisively in attracting and retaining executives and would put the Company at a disadvantage to other companies with which it competes for executive management, as many of these companies offer severance pay arrangements. Under the proposal, unless the Company were to incur the significant expense of a special meeting of stockholders, the Company could only enter into such agreements once a year following the Annual Meeting of Stockholders. In many cases, this would not allow the Company to timely respond to unanticipated events, such as the hiring of a new executive officer to replace an executive officer who unexpectedly departed.

     The proponent's statement of support of the stockholder proposal focuses on the employment contract between the Company and its current Chairman, Chief Executive Officer and President, John H. Sottile. The basic structure of this contract has been in place for over ten years. The Company's performance of its duties under this agreement is a current, legally enforceable obligation, which would not be in any way altered whether or not stockholders approved of the agreement. The Company's failure to perform would be a violation of state law.

     This proposal would also effectively preclude the Company from instituting any agreement which would provide an executive officer with a payment upon a change in control of the Company. These types of agreements may minimize any conflict of interest that executives might be deemed to have in the event of a takeover bid for the Company. By providing financial security against job loss following a takeover, these arrangements help management to assess a takeover bid without fear of personal financial loss, and to advise the Board whether the bid is in the best interest of the Company and its stockholders. These agreements can be an incentive for key personnel to protect stockholder interests and to remain with the Company while the Company is facing the threat of a contest for control.

     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the proposal made to the Board.

     The Board of Directors Recommends a Vote AGAINST the Proposal.

     The following is the complete text of the proposal as submitted. The proponent's name, address and number of shares held will be furnished upon written or oral request to the Company.

                        Beginning of Stockholder Proposal

"RESOLVED: THAT THE SHAREHOLDERS OF GOLDFIELD URGE THE BOARD OF DIRECTORS TO SEEK SHAREHOLDER APPROVAL FOR ALL FUTURE EXECUTIVE OFFICER SEVERANCE PAY AGREEMENTS.

     Goldfield shareholders request the Board of Directors seek prior shareholder approval before entering into any further contracts that promise executive officers payments after termination, except for normal severance arrangements offered to all employees.

Proponent's Statement of Support

     Goldfield currently has a very generous Severance Pay Agreement with John Sottile, Chairman, which has never been subject to shareholder vote. This type of agreement is commonly known as a "golden parachute." Without shareholder consent, such severance agreements create potential conflicts of interest and undermine shareholder confidence that executive pay is properly aligned with the interests of shareholders.

     Mr. Sottile's severance agreement provides for the immediate cash payment of full salary through December 31, 2009 if he is terminated without cause or relocated. His current salary is $369,556, a large portion of which rises every year with the Consumer Price Index. For example, if Mr. Sottile was terminated at the end of 2000, he would receive 9 years salary (approximately $4.5 million assuming an average 6 percent inflation rate).

     How does this compare to other severance packages? Quite generously. The notorious package that Jill Barad received from Mattel, which was widely criticized by shareholders and the press, was only 5 times her annual salary. According to IRS guidelines, any severance package over three times average annual salary is considered "excessive" and subjects the executive to additional taxes.

     Golden parachutes have proven costly to shareholders at other companies. A 1990 study of 1,000 major U.S. firms by the United Shareholders Association found that the average annualized two-year return was 20 percent higher for the 559 companies without executive golden parachutes. A study of over 1,200 firms was presented to the Academy of Management by Hasenhuttl and Harrison and showed that high executive pay does not assure loyalty to the company.

     We [the shareholder proponent] urge all shareholders to VOTE "FOR" this proposal urging the Board to allow shareholders the opportunity to evaluate the merits of executive officer severance agreements before such generous benefits are granted."

                           End of Stockholder Proposal

         The Board of Directors Recommends a Vote AGAINST the Proposal.

                             ADDITIONAL INFORMATION

     The Company will pay the cost of soliciting proxies and will reimburse all bankers, brokers and other custodians, nominees and fiduciaries for forwarding proxies and proxy materials to the beneficial owners of the shares. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone, facsimile, telegram or other means by regular employees of the Company with no specific additional compensation to be paid for such services. Innisfree M&A Incorporated has been retained to assist in the solicitation of proxies for a fee of [$50,000] plus out-of-pocket expenses. It is expected that Innisfree will use up to approximately ____ persons in such solicitation.

     Although no precise estimate can be made at this time, the Company anticipates that the aggregate amount to be spent by the Company in connection with the solicitation of proxies will be approximately [$__________], of which approximately [$__________] has been incurred to date. This amount includes legal fees, printing costs, the fees payable to Innisfree, distribution costs and transportation costs, but excludes (i) the salaries and fees of officers, directors and employees of the Company and (ii) the normal expenses of an uncontested election. The aggregate amount to be spent will vary depending on, among other things, any future developments that may occur.

                                  OTHER MATTERS

     A group of stockholders filed a Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Company on each of January 3, 2001 and February 28, 2001, and filed proxy materials on February 26, 2001 and March 21, 2001. These filings indicated their intention to nominate five individuals in opposition to five of the nominees of your Board of Directors. If this group solicits proxies from stockholders for the election of its proposed nominees, the Company intends to oppose any such solicitation using the methods described above under "Additional Information."

     The Board of Directors is aware that another stockholder may present a proposal at the meeting. This stockholder proposal was excluded from this Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. If the proposal is properly brought before the meeting, or any adjournment thereof, it is intended that the proxyholders will use their discretionary authority to vote against such proposal.

     If it appears that a majority of the shares represented at the meeting favor the proposed amendment to the Restated Certificate of Incorporation to eliminate cumulative voting, the proxyholders may use their discretionary authority to vote to adjourn the meeting to afford additional time for other stockholders to cast their votes. Such discretion will not be exercised if it does not appear that a majority of the shares represented at the meeting favor the proposed amendment. In addition, the proxyholders may use their discretionary authority to vote for any adjournment necessary to tally the votes with respect to the proposed amendment.

     Neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Meeting and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters according to their best judgment.

                           2002 STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to the 2002 Annual Meeting, stockholder proposals must be received by the Company no later than [__________]. In addition, the Company's Restated Bylaws, as amended, require timely advance written notice to the Company by any stockholder who intends to nominate a director to the Company's Board of Directors, to present any proposal or to bring any business before any meeting of the stockholders of the Company. Notice will be considered timely for the 2002 Annual Meeting if it is received not later than [__________], 2002 and not earlier than [__________], 2002.

                                         By Order of the Board of Directors
                                         Dwight W. Severs
                                         Secretary

Dated: [_________,] 2001


                                      * * *

The Annual Report to Stockholders for the year ended December 31, 2000, which includes financial statements, is being mailed concurrently to stockholders. The Annual Report does not form any part of the material for the solicitation of proxies.

A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission is available without charge to those stockholders who would like more detailed information concerning the Company. If you would like a copy of the Form 10-K, please write to: The Goldfield Corporation, Suite 500, 100 Rialto Place, Melbourne, Florida 32901.

In addition, financial reports and recent filings with the Securities and Exchange Commission, including the Form 10-K, are available on the Internet at http://www.sec.gov. Company information is also available on the Internet at http://www.goldfieldcorp.com.

                                                                       Exhibit A

                            The Goldfield Corporation
                             Audit Committee Charter

I.   Preamble:

     The board of directors of The Goldfield Corporation ("the corporation") has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee.

II.  Audit Committee Membership and Function:

A.   Definitions.

     1. Independence: Independent directors are not officers of the corporation and are, in the view of the corporation's board of directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

          (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

          (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service or benefits under a tax-qualified retirement plan;

          (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

          (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

          (e) a director who is employed as an executive of another entity where any of the corporation's executives serve on that entity's compensation committee.

     2. Financial Literacy: A member of the audit committee shall have financial literacy when he has the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through corporation-sponsored training programs.

B.   Audit Committee Membership.

     1. For so long as the corporation remains a small business filer (such that it files reports under the Securities and Exchange Commission Regulation S-B), the audit committee will have at least two members, a majority of which will be independent directors. Otherwise, the corporation will have an audit committee composed of three or more directors, all of who will be independent directors.

     2. Each director must be financially literate or become financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

     3. Each audit committee member will be selected by the chairman of the board of directors and will serve at the pleasure of the board of directors.

     4. The audit committee members shall elect a chairman and a secretary from among its members.

C.   Audit Committee Function.

     1. The board of directors and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the independent auditor (or to nominate the independent auditor to be proposed for stockholder approval in any proxy statement). All employees of the corporation are directed to cooperate as requested by committee members. Oversight responsibilities over the independent auditor are described further in
          Section III, below.

     2. The independent auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the stockholders.

     3. The audit committee shall meet at least four times annually, inclusive of telephonic meetings, or more frequently as circumstances may require. Special meetings may be called by the chairman of the committee or at the request of the independent auditor.

     4. The audit committee will do whatever else the law, the corporation's charter or bylaws or the board of directors requires.

III. Independent Auditor Oversight:

A.   Auditor Qualifications.

     1. The audit committee is responsible for ensuring its receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the corporation, consistent with Independence Standards Board Standard No. 1.

     2. The audit committee is also responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full board of directors take appropriate action to ensure the independence of the auditor.

B. Auditor Engagement Letter. The auditor's engagement letter should define the nature and scope of the audit engagement and provide a written contract for the professional services of the auditing firm.

C. Annual Audit Review. In connection with the annual audit, the audit committee shall:

     1. Ascertain any disagreements between audit personnel and corporation management.

     2.   Review corporate accounting policies and practices.

     3. Affirm that accounting policies are consistent with industry practices and are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

     4. In consultation with the independent auditors, review the integrity of the corporation's financial reporting processes, both internal and external.

D. Quarterly Review. Prior to the time that the corporation files its Quarterly Report on Form 10-Q, the independent auditor will conduct an SAS 71 Interim Financial Review (or such other auditing standard that may in time modify, supplement or replace SAS 71). The committee shall review and approve the process for preparing the financial statements to be submitted on Form 10-Q.

E.   Annual Report.

     1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

     2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.).

     3. Review disclosure and ensure that practices are fully and fairly disclosed.

     4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

     5. Prepare for the inclusion in the annual meeting proxy statements a letter to stockholders stating whether with respect to the prior fiscal year:

          (a) management has reviewed the audited financial statements with the audit committee;

          (b) the independent auditors have discussed with the audit committee the matters required to be discussed by SAS 61;

          (c) the members have discussed among themselves, without management or the independent auditors present, the information disclosed to the audit committee described in a) and b) above;

          (d) the audit committee recommended to the board of directors that the annual financial statements be included in the corporation's Form 10-K; and

          (e) the audit committee has received written disclosures and letters from the accountants required by Independence Standards Board Standard No. 1.

IV.  Audit Committee Report:

A. Annual Report. The audit committee shall report at least annually to the board of directors. The report should:

     1.   set forth the audit committee's function and responsibilities;

     2. set forth a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report;

     3.   attach critical audit reports and management letters.

B.   Committee Charter. The audit committee shall:

     1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;

     2. At least annually, review charter for any necessary revisions and refer all revisions to the board of directors;

     3. At least triennially attach audit committee charter to the annual proxy statement.

                                                                Preliminary Copy

                         THE GOLDFIELD CORPORATION PROXY

         Annual Meeting of Stockholders to be Held on [__________, 2001]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John H. Sottile and Dwight W. Severs, and each of them, jointly and severally, proxies, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Stockholders of The Goldfield Corporation to be held at [________________] on [__________, 2001] at 9:00 a.m., and any adjournment or postponement thereof, upon the matters set forth on the reverse hereof and upon such other matters as may properly come before the meeting, all in accordance with the notice and accompanying proxy statement for said meeting, receipt of which is acknowledged. (THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.)

     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR Proposal 1, FOR Proposal 3 and AGAINST Proposal 4. If Proposal 1 has been approved and no direction is given with respect to the Election of Directors (Proposal 2), the proxy will be voted FOR Proposal 2. If Proposal 1 has not been approved and a vote FOR the nominees for the Board of Directors is marked or no direction is given with respect to the Election of Directors, the cumulative votes represented by a proxy will be cast at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. If you withhold your vote for an individual nominee, all of your cumulative votes will be distributed among the remaining nominees at the discretion of the proxies. The individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting, including voting on any proposal to adjourn the meeting.

                 Continued and to be signed on the reverse side.

                         Please date, sign and mail your
                             proxy card back today.

A    X    Please mark your votes as in this example.

Your Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

                                         FOR          AGAINST          ABSTAIN
1. AMEND THE RESTATED CERTIFICATE OF
   INCORPORATION TO ELIMINATE
   CUMULATIVE VOTING.                    / /          / /                / /


                                         FOR      WITHHELD
2. ELECTION OF DIRECTORS                 / /         / /          Nominees:

                                                            Harvey C. Eads, Jr.

                                                            John P. Fazzini

                                                            Danforth E. Leitner

                                                            Al Marino

                                                            Dwight W. Severs

                                                            John H. Sottile

For, except vote withheld from the following nominee(s)


-------------------------

                                           FOR            AGAINST       ABSTAIN
3. RATIFY SELECTION OF KPMG LLP AS
   INDEPENDENT CERTIFIED PUBLIC
   ACCOUNTANTS OF THE COMPANY FOR THE
   FISCAL YEAR ENDING DECEMBER 31, 2001
                                           / /             / /            / /


Your Board of Directors recommends a vote AGAINST Proposal 4.

                                           FOR            AGAINST       ABSTAIN
4. SHAREHOLDER PROPOSAL                    / /             / /           / /

*Note* In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN TODAY IN ENCLOSED ENVELOPE.

DATE                    ___________________, 2001

Signature               ________________________

Signature               ________________________

Title(s)                ________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.